                                                                    EXHIBIT 10.5

                                                                       EXHIBIT E

                                                         [CONFORMED AS EXECUTED]


                     AMENDED AND RESTATED PLEDGE AGREEMENT
                     -------------------------------------

          AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of June 19, 1998, and amended and restated as of March 19, 1999 (as amended, restated, modified or supplemented from time to time, this "Agreement"), made by each of the undersigned pledgors (each, a "Pledgor" and, together with any other entity that becomes a party hereto pursuant to Section 25 hereof, the "Pledgors"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Collateral Agent (together with its successors and assigns, the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, CII Technologies, Inc. ("Holdings"), Communications Instruments, Inc. (the "Borrower"), the several financial institutions from time to time party thereto (the "Lenders"), NationsBank, N.A., as an Issuing Lender and the Swingline Lender, and NationsBank, N.A., as Administrative Agent (together with any successor administrative agent, the "Administrative Agent", and together with the Pledgee, the Issuing Lenders, the Swingline Lender and the Lenders, the "Lender Creditors"), have entered into a Credit Agreement, dated as of June 19, 1998, and amended and restated as of March 19, 1999 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein;

          WHEREAS, the Borrower may from time to time be party to one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or with an affiliate of a Lender (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

          WHEREAS, pursuant to Article X of the Credit Agreement, Holdings has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Loan Documents and the Interest Rate Protection Agreements and Other Hedging Agreements;

          WHEREAS, pursuant to the Subsidiary Guaranty, each Pledgor (other than Holdings and the Borrower) has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Loan Documents and the Interest Rate Protection Agreements and Other Hedging Agreements;

          WHEREAS, the Pledgee and the Pledgors (other than Products Unlimited and its Domestic Subsidiaries) entered into a Pledge Agreement, dated as of June 19, 1998 (the "Original Pledge Agreement"), in connection with the Original Credit Agreement;

          WHEREAS, the parties hereto wish to amend and restate the Original Pledge Agreement in its entirety in the form of this Agreement;

          WHEREAS, it is a condition precedent to the Restatement Effective Date and to the making of Loans to the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

          WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;

          NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, (i) the parties hereto hereby acknowledge and agree that the Original Pledge Agreement shall be, and hereby is, amended and restated in its entirety in the form of this Agreement and (ii) each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

          1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

          (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Loan Documents to which such Pledgor is a party and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Loan Documents, including, without limitation, in the case of the Borrower, all "obligations" under and as defined in the Credit Agreement, and in the case of each other Pledgor, all "Guaranteed Obligations" under and as defined in the Credit Agreement or the Subsidiary Guaranty, as applicable (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Loan Document Obligations");

           (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic say under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by such Pledgor to the Other Creditors under, or with respect to, any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein, including, without limitation, in the case of the Pledgors other than the Borrower, all obligations of such Pledgor under Article X of the Credit Agreement or under the Subsidiary Guaranty, as the case may be, in respect of Interest Rate Protection Agreements or Other Hedging Agreements (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations");

           (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

           (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i), (ii) and (iii) above, after an Event of Default (which term to mean and include any Event of Default under, and as defined in, the Credit Agreement or any payment default by the Borrower under any Interest Rate Protection Agreement or Other Hedging Agreement and shall, in any event, include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

           (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

           2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

           (b) The following capitalized terms used herein shall have the definitions specified below:

           "Administrative Agent" has the meaning set forth in the Recitals
            --------------------
hereto.

           "Adverse Claim" has the meaning given such term in Section 8-
            -------------
102(a)(1) of the UCC.

          "Agreement" has the meaning set forth in the first paragraph hereof.
           ---------

          "Certificated Security" has the meaning given such term in Section 8-
           ---------------------
102(a)(4) of the UCC.

          "Clearing Corporation" has the meaning given such term in Section 8-
           --------------------
102(a)(5) of the UCC.

          "Collateral" has the meaning set forth in Section 3.1 hereof.
           ----------

          "Collateral Accounts" means any and all accounts established and
           -------------------
maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

          "Credit Agreement" has the meaning set forth in the Recitals hereto.
           ----------------

          "Domestic Corporation" has the meaning set forth in the definition of
           --------------------
"Stock."

          "Event of Default" has the meaning set forth in Section 1 hereof.
           ----------------

          "Financial Asset" has the meaning given such term in Section 8-
           ---------------
102(a)(9) of the UCC.

          "Foreign Corporation" has the meaning set forth in the definition of
           -------------------
"Stock."

          "Indemnitees" has the meaning set forth in Section 11 hereof.
           -----------

          "Instrument" has the meaning given such term in Section 9-105(1)(i) of
           ----------
the UCC.

          "Investment Property" has the meaning given such term in Section 9-
           -------------------
115(f) of the UCC.

          "Lender Creditors" has the meaning set forth in the Recitals hereto.
           ----------------

          "Lenders" has the meaning set forth in the Recitals hereto.
           -------

          "Limited Liability Company Assets" means all assets, whether tangible
           --------------------------------
or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

          "Limited Liability Company Interests" means the entire limited
           -----------------------------------
liability company membership interest at any time owned by any Pledgor in any limited liability company.

          "Loan Document Obligations" has the meaning set forth in Section 1
           -------------------------
hereof.

          "Majority Lenders" has the meaning given such term in the Credit
           ----------------
Agreement.

          "Non-Voting Stock" means all capital stock which is not Voting Stock.
           ----------------

          "Notes" means all intercompany notes among Holdings and its
           -----
Subsidiaries and all other promissory notes from time to time issued to, or held by, any Pledgor.

          "Obligations" has the meaning set forth in Section 1 hereof.
           -----------

          "Original Pledge Agreement" has the meaning set forth in the Recitals hereto.

          "Other Creditors" has the meaning set forth in the Recitals hereto.
           ---------------

          "Other Obligations" has the meaning set forth in Section 1 hereof.
           -----------------

          "Partnership Assets" means all assets, whether tangible or intangible
           ------------------
and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

          "Partnership Interest" means the entire general partnership interest
           --------------------
or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

          "Pledged Notes" has the meaning set forth in Section 3.5 hereof.
           -------------

          "Pledgee" has the meaning set forth in the first paragraph hereof.
           -------

          "Pledgor" has the meaning set forth in the first paragraph hereof.
           -------

          "Proceeds" has the meaning given such term in Section 9-306(l) of the
           --------
UCC.

          "Secured Creditors" has the meaning set forth in the Recitals hereto.
           -----------------

          "Secured Debt Agreements" has the meaning set forth in Section 5
           -----------------------
hereof.

          "Securities Account" has the meaning given such term in Section 8-
           ------------------
501(a) of the UCC.

          "Securities Act" means the Securities Act of 1933, as amended, as in
           --------------
effect from time to time.

          "Security" and "Securities" has the meaning given such term in Section
           --------       ----------
8-102(a)(15) of the UCC and shall in any event include all Stock and Notes (to the extent same constitute "Securities" under Section 8-102(a)(15)).

          "Security Entitlement" has the meaning given such term in Section 8-
           --------------------
102(a)(17) of the UCC.

          "Stock" means (x) with respect to corporations incorporated under the
           -----
laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

          "Termination Date" has the meaning set forth in Section 20 hereof.
           ----------------

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
New York from time to time; provided that all references herein to sp ecific
                            --------
sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "Uncertificated Security" has the meaning given such term in Section
           -----------------------
8-102(a)(18) of the UCC.

          "Voting Stock" means all classes of capital stock of any Foreign
           ------------
Corporation entitled to vote.

          3.  PLEDGE OF SECURITIES, ETC.

          3.1  Pledge.  To secure the Obligations now or hereafter owed or to be
               ------
performed by such Pledgor, each Pledgor does hereby grant, pledge and assign (and hereby reconfirms its grant, pledge and assignment under the Original Pledge Agreement) to the Pledgee for the benefit of the Secured Creditors, and does hereby create (and reconfirms its previous creation of) a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

          (a) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (b)   all Securities of such Pledgor from time to time;

          (c) all Limited Liability Company Interests of such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

               (A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

               (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement, operating agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

               (D) all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

               (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

               (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (d) all Partnership Interests of such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

               (A) all the capital thereof and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

               (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement, operating agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

               (D) all present and future claims, if any, of such Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

               (E) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

               (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (e) all Security Entitlements of such Pledgor from time to time in any and all of the foregoing;

          (f) all Financial Assets and Investment Property of such Pledgor from time to time; and

          (g) all Proceeds of any and all of the foregoing.

          Notwithstanding anything to the contrary contained in this Section 3.1, (x) no Pledgor (to the extent that it is the Borrower or a Domestic Subsidiary of the Borrower) shall be required at any time to pledge hereunder more than 66% of the Voting Stock of any Foreign Corporation except as otherwise provided in Section 7.12(b) of the Credit Agreement, and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

          The parties hereto hereby confirm that the security interests created pursuant to the Original Pledge Agreement shall continue uninterrupted pursuant to this Agreement.

          3.2.  Procedures. (a) To the extent that any Pledgor at any time or
                ----------
from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

          (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

          (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause (or, in the case of an Uncertificated Security issued by a Person which is not a Subsidiary of such Pledgor, shall use its reasonable best efforts to cause) the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

          (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-115 (4)(a) and (b), 9-115 (1)(e)
     and 8-106 (d) of the UCC). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing;

           (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate, the procedure set forth in Section 3.2(a)(i) hereof, and
     (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate, the procedure set forth in Section 3.2(a)(ii) hereof;

           (v) with respect to any Note, physical delivery of such Note to the Pledgee, endorsed to the Pledgee or endorsed in blank; and

           (vi) with respect to cash, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

           (b) In addition to the actions required to be taken pursuant to proceeding Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Securities and Collateral:

           (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained (to the greatest extent feasible in the case of any Collateral constituting a partnership or membership interest in any Person which is not a Subsidiary of any Pledgor) and at all times held by the Pledgee; and

           (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, on form covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-115(4)(b) of the UCC).

           3.3  Subsequently Acquired Collateral.  If any Pledgor shall acquire
                --------------------------------
(by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to
Section 3.1 hereof and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through F hereto as are necessary to cause such annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder any shares of stock at any time and from time to time after the date hereof acquired by such Pledgor of any Foreign Corporation, provided that (x) no
                                                            --------
Pledgor (to the extent that it is the Borrower or a Domestic Subsidiary of the Borrower) shall be required at any time to pledge hereunder more than 66% of the Voting Stock of any Foreign Corporation except as otherwise provided in Section 7.12(b) of the Credit Agreement, and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

          3.4  Transfer Taxes. Each pledge of Collateral under Section 3.1 or
               --------------
Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

          3.5  Definition of Pledged Notes. All Notes at any time pledged or
               ---------------------------
required to be pledged hereunder are hereinafter called the "Pledged Notes".

          3.6  Certain Representations and Warranties Regarding the Collateral.
               ---------------------------------------------------------------
Each Pledgor represents and warrants that on the date hereof (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto;
(ii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex D hereto; (vi) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex D hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (viii) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto; (ix) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes A through E hereto; and (x) on the date hereof, such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests.

          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. If and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held

(in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided, that, in each case, no vote shall be cast or any
                 --------
consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any other Loan Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

          (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including cash dividends except as otherwise provided above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

          (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

          7. REMEDIES IN CASE OF EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

          (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

          (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

          (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

          (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do
     so);

          (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' written
                                        --------
     notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

           (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

          8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Pledgee, in each case acting upon the instructions of the Majority Lenders (or, after the date on which all Loan Document Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Pledgee or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

          9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in the Security Agreement.

          (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

          10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee, each other Secured Creditor and their respective successors, assigns, employees, agents, affiliates and servants (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction). In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or of a partner of any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

          (b)  Except as provided in the last sentence of paragraph (a) of this
Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or of a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph
(a) of this Section 12.

          (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

          (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

          13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary and wherever required by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

          (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time solely after the occurrence and during the continuance of an Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

          14. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Article XI of the Credit Agreement.

          15. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

          16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

          (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

          (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

          (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

          (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

          (v) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

          (vi) all of the Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly issued and acquired, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

          (vii) each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

          (viii) the pledge, collateral assignment and delivery to the Pledgee of the Collateral consisting of Certificated Securities pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities, and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

          (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC.

          (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

          (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

          17. CHIEF EXECUTIVE OFFICE; RECORDS. The chief executive office of each Pledgor is located at the address specified in Annex F hereto for such Pledgor. Each Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 17. The originals of all documents in the possession of such Pledgor evidencing all Collateral, including but not limited to all Limited Liability Company Interests and Partnership Interests, and the only original books of account and records of such Pledgor relating thereto are, and will continue to be, kept at such chief executive office as specified in Annex F hereto, or at such new locations as such Pledgor may establish in accordance with the last sentence of this Section 17. All Limited Liability Company Interests and Partnership Interests are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office as specified in Annex F hereto, or such new locations as such Pledgor may establish in accordance with the last sentence of this Section 17. No Pledgor shall establish a new location for such offices until (i) it shall have given to the Pledgee within 10 days' following such relocation, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Pledgee, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Pledgee a supplement to Annex F hereto so as to cause such Annex F hereto to be complete and accurate.

          18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement;
(iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

          19. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default then, and in every such case, upon receipt by any Pledgor from the Pledgee of a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will use its reasonable best efforts to cause such registration to be effected (and be kept effective) and will use its reasonable best efforts to cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided
                                                                        --------
that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of such Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

          (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and the Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral, as the case may be, or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act,
(ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

          20. TERMINATION; RELEASE. (a) After the Termination Date, this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of any Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Aggregate Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, no promissory note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then due and payable have been paid in full.

          (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 8.02 of the Credit Agreement (other than a sale to any Pledgor or any Subsidiary thereof) or is otherwise released at the direction of the Majority Lenders (or all Lenders if required by Section
12.01 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of any Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any represen-tation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

          (c) At any time that a Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefor) as provided in Section 20(a) or (b) hereof, it shall deliver to the Pledgee a certificate signed by a principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 20(a) or (b).

          (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with this Section 20.

          21. NOTICES, ETC. All such notices and communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered to the appropriate address set forth below. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to (x) the Pledgee shall not be effective until received by the Pledgee and (y) any Pledgor shall not be effective until received by any such Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

          (a)  if to any Pledgor, at;

                    c/o CII Technologies, Inc.
                    1396 Charlotte Highway
                    Fairview, N.C. 29730
                    Attention:  Richard Heggelund
                    Telephone No.: (704) 628-1711
                    Telecopier No.: (704) 628-1439

          (b)  if to the Pledgee, at:

                    Bank of America National Trust
                    and Savings Association
                    NationsBank Corporate Center
                    100 North Tryon Street
                    Charlotte, NC 28255
                    Attention:  John O'Neill
                    Telephone No.:  (704) 388-5045
                    Telecopier No.:  (704) 386-9607

          (c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          22. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of either (x) the Majority Lenders (or all of the Lenders to the extent required by Section 12.01 of the Credit Agreement) at all times prior to the time on which all Loan Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Loan Document Obligations have been paid in full); provided that any change, waiver, modification or
                         --------
variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Lender
                                                    ----
Creditors as holders of the Loan Document Obligations or (ii) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Loan Document Obligations, the Majority Lenders and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements and Other Hedging Agreements.

          23. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided that no Pledgor may assign any of its rights or
             --------
obligations under this Agreement without the prior consent of the Collateral Agent. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PLEDGOR IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

          24. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

          25. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of Holdings that is required to execute a counterpart of this Agreement after the date hereof pursuant to Sections 7.12 and/or 8.15 of the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof (or a Guarantor Supplement) and delivering the same to the Pledgee.

                                    * * * *

          IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                 CII TECHNOLOGIES, INC., as a Pledgor

                                 By:  /s/  Michael A. Steinback
                                     --------------------------
                                     Title: President

                                 COMMUNICATIONS INSTRUMENTS, INC., as a Pledgor

                                 By: /s/  Michael A. Steinback
                                     --------------------------
                                     Title: President

                                 KILOVAC CORPORATION,  as a Pledgor

                                 By: /s/  Michael A. Steinback
                                     --------------------------
                                     Title: President

                                 KILOVAC INTERNATIONAL, INC., as a Pledgor

                                 By: /s/  Michael A. Steinback
                                     --------------------------
                                     Title: President

                                 CORCOM, INC., as a Pledgor

                                 By: /s/  Michael A. Steinback
                                     --------------------------
                                     Title: President

                                 PRODUCTS UNLIMITED CORPORATION, as a Pledgor

                                 By: /s/  Michael A. Steinback
                                     --------------------------
                                     Title: President

                                 MARC INDUSTRIES, INC., as a Pledgor

                                 By: /s/  Michael A. Steinback
                                     --------------------------
                                     Title: President

                                 SOL INDUSTRIES, INC., as a Pledgor

                                 By: /s/  Michael A. Steinback
                                     --------------------------
                                     Title: President

                                 GW INDUSTRIES, INC., as a Pledgor

                                 By: /s/  Michael A. Steinback
                                     --------------------------
                                     Title: President

                                 BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as Pledgee and Collateral Agent

                                 By: /s/  Elizabeth R. Borow
                                     ------------------------
                                     Title: Managing Director

                                                                         ANNEX A
                                                                              to
                                                                PLEDGE AGREEMENT
                                                                ----------------

                             LIST OF SUBSIDIARIES
                             --------------------

I.   CII Technologies, Inc.
          Communications Instruments, Inc.

II.  Communications Instruments, Inc.
          Kilovac Corporation
          Corcom, Inc.
          Products Unlimited Corporation

III. Kilovac Corporation
          Kilovac International, Inc.

IV.  Kilovac International, Inc.
          None

V.   Corcom, Inc.
          None

VI.  Products Unlimited Corporation
          Marc Enterprises, Inc.
          Sol Industries, Inc.
          GW Industries, Inc.
          Products Unlimited Export Corporation

[others?]

                                                                         ANNEX B
                                                                              to
                                                                PLEDGE AGREEMENT
                                                                ----------------

                                 LIST OF STOCK
                                 -------------

I.   CII Technologies, Inc.
     ----------------------

=================================================================================================
                                                          Percentage of         Relevant
                                                           Outstanding       Sub-Clause of
  Name of Issuing   Certificate   Type of     Number of      Shares of      Section 3.2(a) of
    Corporation        Number      Shares       Shares     Capital Stock     Pledge Agreement
    -----------        ------      ------       ------     -------------     ----------------
-------------------------------------------------------------------------------------------------
 1. Communications
 Instruments, Inc.
=================================================================================================

II.  Communications Instruments, Inc.
     --------------------------------

=================================================================================================
                                                          Percentage of         Relevant
                                                           Outstanding       Sub-Clause of
  Name of Issuing   Certificate   Type of     Number of      Shares of      Section 3.2(a) of
    Corporation        Number      Shares       Shares     Capital Stock     Pledge Agreement
    -----------        ------      ------       ------     -------------     ----------------
-------------------------------------------------------------------------------------------------
1. _________________
=================================================================================================

III. ________________________

=================================================================================================
                                                          Percentage of         Relevant
                                                           Outstanding       Sub-Clause of
  Name of Issuing   Certificate   Type of     Number of      Shares of      Section 3.2(a) of
    Corporation        Number      Shares       Shares     Capital Stock     Pledge Agreement
    -----------        ------      ------       ------     -------------     ----------------
-------------------------------------------------------------------------------------------------
___________________
=================================================================================================

                                                                         ANNEX C
                                                                              to
                                                                PLEDGE AGREEMENT
                                                                ----------------

                                 LIST OF NOTES
                                 -------------

I.    CII Technologies, Inc.

Amount         Maturity Date       Obligor       Relevant Sub-clause of Section
------         -------------       -------
                                                           3.2(a)
                                                       of Pledge Agreement
                                                       -------------------

II.   Communications Instruments, Inc.

Amount         Maturity Date       Obligor       Relevant Sub-clause of Section
------         -------------       -------
                                                           3.2(a)
                                                       of Pledge Agreement
                                                       -------------------

III.   _____________________

Amount         Maturity Date       Obligor       Relevant Sub-clause of Section
------         -------------       -------
                                                           3.2(a)
                                                       of Pledge Agreement
                                                       -------------------

IV.   ______________________

Amount         Maturity Date       Obligor       Relevant Sub-clause of Section
------         -------------       -------
                                                           3.2(a)
                                                       of Pledge Agreement
                                                       -------------------

                                                                         ANNEX D
                                                                              to
                                                                PLEDGE AGREEMENT
                                                                ----------------

                  LIST OF LIMITED LIABILITY COMPANY INTERESTS
                  -------------------------------------------

I.   CII Technologies, Inc.
     ---------------------

II.  Communications Instruments, Inc.
     -------------------------------

III. Kilovac Corporation
     -------------------

IV.  Kilovac International, Inc.
     --------------------------

V.   Corcom, Inc.
     ------------

VI.  Products Unlimited Corporation
     ------------------------------

                                                                         ANNEX E
                                                                              to
                                                                PLEDGE AGREEMENT
                                                                ----------------

                         LIST OF PARTNERSHIP INTERESTS
                         -----------------------------

I.   CII Technologies, Inc.
     ---------------------

II.  Communications Instruments, Inc.
     -------------------------------

III. Kilovac Corporation
     -------------------

IV.  Kilovac International, Inc.
     --------------------------

V.   Corcom, Inc.
     ------------

VI.  Products Unlimited Corporation
     ------------------------------

[OTHERS?]

                                                                         ANNEX F
                                                                              to
                                                                PLEDGE AGREEMENT
                                                                ----------------

                        LIST OF CHIEF EXECUTIVE OFFICES
                        -------------------------------

I.   CII Technologies, Inc.
     ---------------------

II.  Communications Instruments, Inc.
     -------------------------------

III. Kilovac Corporation
     -------------------

IV.  Kilovac International, Inc.
     --------------------------

V.   Corcom, Inc.
     ------------

VI.  Products Unlimited Corporation
     ------------------------------

[OTHERS?]

                                                                         ANNEX G
                                                                              to
                                                                PLEDGE AGREEMENT
                                                                ----------------

   Form of Agreement Regarding Uncertificated Securities, Limited Liability
   ------------------------------------------------------------------------
                  Company Interests and Partnership Interests
                  -------------------------------------------


          AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of _______ __, ____, among each of the undersigned pledgors (each a "Pledgor" and, collectively, the "Pledgors"), Bank of America National Trust and Savings Association, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and __________, as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "Issuer").

                             W I T N E S S E T H :
                             --------------------

          WHEREAS, each Pledgor and the Pledgee have entered into an Amended and Restated Pledge Agreement, dated as of June 19, 1998, and amended and restated as of March 19, 1999 (as amended, amended and restated, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), each Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of such Pledgor in and to any and all (1) "uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities"), (2) Partnership Interests (as defined in the Pledge Agreement) and
(3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by such Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the "Issuer Pledged Interests"); and

          WHEREAS, each Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

          NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Each Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the respective Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

          2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

          3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgors of, and the granting by the Pledgors of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

          4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to any Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                           Bank of America National Trust
                           and Savings Association
                           NationsBank Corporate Center
                           100 North Tryon Street
                           Charlotte, North Carolina 28255
                           Attention:  John O'Neill
                           Tel:  (704) 388-5045
                           Fax:  (704) 386-9607

          5. Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to the following address:

               _____________________
               _____________________
               _____________________
               _____________________
               ABA No.:  __________________________
               Account in the Name of:  ___________
               Account No.:  ______________________

          6. Except as expressly provided otherwise in Sections 4 and 5 above, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

          (a)  if to any Pledgor, at:

               c/o CII Technologies, Inc.
               1396 Charlotte Highway
               Fairview, NC  29730
               Attention:  Richard Heggelund
               Tel.: (704) 628-1711
               Fax:  (704) 628-1439

          (b)  if to the Pledgee, at:

               Bank of America National Trust
               and Savings Association
               NationsBank Corporate Center
               100 North Tryon Street
               Charlotte, North Carolina 28255
               Attention:  John O'Neill
               Tel:  (704) 388-5045
               Fax:  (312) 386-9607

          (c)  if to the Issuer, at:

               __________________________
               __________________________
               __________________________
               Attention:  ______________
               Telephone No.:____________
               Telecopier No.:___________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

          7. This Agreement shall be binding upon the successors and assigns of each Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and any Pledgor which at such time owns any Issuer Pledged Interests.

          8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

          IN WITNESS WHEREOF, each Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                              [_____________________________],
                                as a Pledgor

                              By_____________________________
                                Name:
                                Title:

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION,
                                 not in its individual capacity but solely as
                                Collateral Agent and Pledgee

                              By_____________________________
                                Name:
                                Title:

                              [_____________________________],
                                the Issuer

                              By_____________________________
                                Name:
                                Title: